Quarterly Holdings Report
for
Fidelity® Clean Energy ETF
March 31, 2026
CET-NPRT3-0526
1.9903830.104
Common Stocks - 99.9%
	Shares	Value ($)
AUSTRIA - 2.6%
Utilities - 2.6%
Electric Utilities - 2.6%
Verbund AG Class A	22,064	1,668,964
CANADA - 7.7%
Information Technology - 1.0%
Semiconductors & Semiconductor Equipment - 1.0%
Canadian Solar Inc (a)(b)	44,245	612,793
Utilities - 6.7%
Independent Power and Renewable Electricity Producers - 6.7%
Boralex Inc Class A	50,201	1,318,021
Brookfield Renewable Corp Class A	37,902	1,505,706
Northland Power Inc	87,517	1,463,686
TOTAL UTILITIES		4,287,413
TOTAL CANADA		4,900,206
CHINA - 11.4%
Industrials - 1.8%
Electrical Equipment - 1.8%
Goldwind Science & Technology Co Ltd H Shares	630,800	1,148,928
Information Technology - 3.7%
Semiconductors & Semiconductor Equipment - 3.7%
Flat Glass Group Co Ltd H Shares (a)(b)	623,000	682,581
JinkoSolar Holding Co Ltd ADR	30,451	773,760
Xinyi Solar Holdings Ltd	2,446,437	908,029
TOTAL INFORMATION TECHNOLOGY		2,364,370
Utilities - 5.9%
Independent Power and Renewable Electricity Producers - 5.9%
CGN Power Co Ltd H Shares (c)(d)	2,772,000	1,244,540
China Datang Corp Renewable Power Co Ltd H Shares	2,737,000	544,592
China Longyuan Power Group Corp Ltd H Shares	1,291,000	1,174,056
China Power International Development Ltd	1,960,000	789,980
TOTAL UTILITIES		3,753,168
TOTAL CHINA		7,266,466
DENMARK - 9.8%
Industrials - 6.5%
Construction & Engineering - 1.4%
Cadeler A/S (a)(b)	150,990	871,130
Electrical Equipment - 5.1%
Vestas Wind Systems A/S	111,965	3,282,781
TOTAL INDUSTRIALS		4,153,911
Utilities - 3.3%
Independent Power and Renewable Electricity Producers - 3.3%
Orsted AS (a)(c)(d)	87,632	2,107,903
TOTAL DENMARK		6,261,814
FRANCE - 1.9%
Industrials - 1.9%
Construction & Engineering - 1.9%
Vinci SA	8,103	1,198,311
GERMANY - 6.2%
Industrials - 4.3%
Electrical Equipment - 4.3%
Nordex SE (a)	32,703	1,715,965
SMA Solar Technology AG (a)	18,655	990,027
TOTAL INDUSTRIALS		2,705,992
Utilities - 1.9%
Multi-Utilities - 1.9%
E.ON SE	56,401	1,232,120
TOTAL GERMANY		3,938,112
INDIA - 1.0%
Utilities - 1.0%
Independent Power and Renewable Electricity Producers - 1.0%
ReNew Energy Global PLC Class A (a)(b)	133,683	612,268
ISRAEL - 2.6%
Utilities - 2.6%
Independent Power and Renewable Electricity Producers - 2.6%
Enlight Renewable Energy Ltd (a)	25,047	1,660,281
ITALY - 1.3%
Utilities - 1.3%
Independent Power and Renewable Electricity Producers - 1.3%
ERG SpA	33,193	839,860
JAPAN - 1.7%
Industrials - 0.8%
Construction & Engineering - 0.8%
West Holdings Corp (b)	46,600	514,068
Utilities - 0.9%
Independent Power and Renewable Electricity Producers - 0.9%
RENOVA Inc (a)(b)	105,300	554,663
TOTAL JAPAN		1,068,731
KOREA (SOUTH) - 2.3%
Industrials - 2.3%
Electrical Equipment - 2.3%
CS Wind Corp	23,286	906,111
Doosan Fuel Cell Co Ltd (a)	27,145	591,939

TOTAL KOREA (SOUTH)		1,498,050
NEW ZEALAND - 3.1%
Utilities - 3.1%
Electric Utilities - 1.0%
Mercury NZ Ltd	179,487	638,903
Independent Power and Renewable Electricity Producers - 2.1%
Meridian Energy Ltd	418,116	1,318,984
TOTAL NEW ZEALAND		1,957,887
NORWAY - 0.9%
Industrials - 0.9%
Electrical Equipment - 0.9%
T1 Energy Inc (a)(b)	127,121	558,061
PORTUGAL - 3.7%
Utilities - 3.7%
Electric Utilities - 3.7%
EDP SA	455,514	2,374,916
SPAIN - 7.7%
Utilities - 7.7%
Electric Utilities - 2.5%
Acciona SA	6,288	1,614,193
Independent Power and Renewable Electricity Producers - 5.2%
EDP Renovaveis SA	73,263	1,155,623
Grenergy Renovables SA (a)	7,058	920,568
Solaria Energia y Medio Ambiente SA (a)	44,596	1,217,789
		3,293,980
TOTAL SPAIN		4,908,173
SWITZERLAND - 1.5%
Information Technology - 1.5%
Electronic Equipment, Instruments & Components - 1.5%
Landis+Gyr Group AG	15,295	961,231
UNITED STATES - 34.5%
Industrials - 18.6%
Construction & Engineering - 1.1%
Ameresco Inc Class A (a)(b)	28,044	715,122
Electrical Equipment - 17.5%
Array Technologies Inc (a)(b)	117,612	850,335
Bloom Energy Corp Class A (a)	11,775	1,595,395
GE Vernova Inc	3,228	2,817,721
Nextpower Inc Class A (a)(b)	22,064	2,659,815
Plug Power Inc (a)(b)	429,514	970,702
Shoals Technologies Group Inc (a)	138,050	908,369
Sunrun Inc (a)(b)	99,856	1,354,047
		11,156,384
TOTAL INDUSTRIALS		11,871,506
Information Technology - 10.9%
Electronic Equipment, Instruments & Components - 2.1%
Itron Inc (a)	15,126	1,355,743
Semiconductors & Semiconductor Equipment - 8.8%
Enphase Energy Inc (a)	36,916	1,395,794
First Solar Inc (a)	13,375	2,638,353
SolarEdge Technologies Inc (a)(b)	30,327	1,548,193
		5,582,340
TOTAL INFORMATION TECHNOLOGY		6,938,083
Utilities - 5.0%
Independent Power and Renewable Electricity Producers - 5.0%
Clearway Energy Inc Class C (b)	37,589	1,476,872
Ormat Technologies Inc (b)	15,188	1,699,841
TOTAL UTILITIES		3,176,713
TOTAL UNITED STATES		21,986,302
TOTAL COMMON STOCKS (Cost $56,091,042)		63,659,633

Money Market Funds - 13.4%
	Yield (%)	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund (f)(g) (Cost $8,597,328)	3.69	8,596,468	8,597,328

TOTAL INVESTMENT IN SECURITIES - 113.3% (Cost $64,688,370)	72,256,961
NET OTHER ASSETS (LIABILITIES) - (13.3)% (e)	(8,504,332)
NET ASSETS - 100.0%	63,752,629

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	3	6/2026	98,561	(1,684)

The notional amount of long futures as a percentage of Net Assets is 0.2%.

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $3,352,443 or 5.3% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,352,443 or 5.3% of net assets.

(e)	Includes $19,455 of cash collateral to cover margin requirements for futures contracts.
(f)	Investment made with cash collateral received from securities on loan.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

At period end, the value of non-cash collateral for securities on loan amounted to $430,352.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	26,258	5,848,949	5,875,208	1,233	1	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund	2,039,559	54,338,611	47,780,961	126,650	119	-	8,597,328	8,596,468	0.0%
Total	2,065,817	60,187,560	53,656,169	127,883	120	-	8,597,328

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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